Exhibit 31.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Marc L. Belsky, hereby certify that:

1. I have reviewed this quarterly report on Form 10-Q/A of Five Prime Therapeutics, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: August 26, 2014

/s/ Marc L. Belsky
Marc L. Belsky Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)